UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 21, 2004
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Forks Town Center, Easton, Pennsylvania

On July 27, 2004, we purchased an existing shopping center known as Forks Town Center, containing 90,300 gross leasable square feet and two ground lease spaces. The center is located at 301 Town Center Boulevard in Easton, Pennsylvania.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $18,900,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $209 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Giant Foods, leases more than 10% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Giant Foods	54,300	60	16.04	01/03	01/23

For federal income tax purposes, the depreciable basis in this property will be approximately $14,175,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Forks Town Center was built in 2002. As of July 1, 2004, this property was 96% occupied, with a total 86,300 square feet leased to 14 tenants and ground lease space leased to two tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Movie Gallery	3,200	09/07	44,800	14.00
Vista Bank United Trust	2,500	11/07	50,000	20.00
Subway	1,600	11/07	28,000	17.50
H & R Block	1,600	01/08	30,400	19.00
Hollywood Tans	2,400	03/08	49,416	20.59
PL Nails	1,200	04/08	22,800	19.00
China Moon	3,200	04/08	52,800	16.50
Catanzaretti's Pizza	2,400	05/08	42,000	17.50
Something Different	1,600	09/08	32,000	20.00
Holiday Hair	1,600	09/08	32,000	20.00
D & J Cleaners	1,200	11/08	19,200	16.00
Data Danz	1,400	04/09	19,890	14.21
Fox Hallmark	5,400	08/09	129,600	24.00
Giant Foods	54,300	01/23	870,972	16.04
Giant Gas Station (Ground Lease)	TBD	01/23	12,500	N/A
Dunkin Donuts (Ground Lease)	2,700	08/13	40,000	N/A

TBD = To be determined

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Plaza at Marysville, Marysville, Washington

On July 26, 2004, we purchased an existing shopping center known as Plaza at Marysville, containing 115,656 gross leasable square feet and one ground lease space. The center is located at State Avenue and Grove Street, in Marysville, Washington.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $21,266,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $184 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Safeway, leases more than 10% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Safeway	53,850	47	11.00	07/01	07/21

For federal income tax purposes, the depreciable basis in this property will be approximately $15,950,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Plaza at Marysville was built in 1995. As of July 1, 2004, this property was 96% occupied, with a total 111,356 square feet leased to 25 tenants and one ground lease space. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

The Everett Clinic	1,200	03/04	24,600	20.50
Alderwood Auto Glass	1,500	07/05	20,112	13.41
Northwest Credit Union	1,300	11/05	24,050	18.50
Supercuts	1,300	11/05	24,696	19.00
GNC	1,422	01/06	25,344	17.82
Marysville Daycare	7,345	01/06	97,321	13.25
Alta's Pet Gallery	3,375	05/06	43,872	13.00
Papa Murphy's	1,300	07/06	26,004	20.00
Safeway District Office	901	07/06	12,468	13.84
Mail Box Junction	904	09/06	17,176	19.00
Alpha Denture Clinic	904	10/06	17,172	19.00
Hi-Tek Nails	863	11/06	18,120	21.00
Play It Again Sports	3,000	11/06	50,720	16.91
Fowlds Cleaners	1,500	12/06	25,872	17.25
Sally Beauty Supplies	1,300	01/07	24,696	19.00
Cigar Land	1,050	03/07	21,636	20.61
Check into Cash	1,546	07/07	30,920	20.00
Edward Jones	1,500	07/08	27,000	18.00
Rent-A-Center	3,961	09/08	51,492	13.00
The Sun Factory	1,803	09/08	32,454	18.00
Hollywood Video	6,540	08/09	98,100	15.00
Party City	7,992	01/10	107,892	13.50
Safeway Fuel Site	N/A	01/11	50,000	N/A
Home Street Bank	4,000	12/20	80,004	20.00
Safeway	53,850	07/21	592,356	11.00
Subs & More	1,000	Month-to-Month	18,000	18.00

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Wrangler Company, Western Headquarters and Distribution Facility, El Paso, Texas

On July 22, 2004, we purchased an existing freestanding office and distribution center leased to Wrangler Company, containing 316,800 gross leasable square feet. The center is located at 12173 Rojas Drive in El Paso, Texas.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $18,476,800. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $58 per square foot of leasable space.

We purchased this property with our own funds. On July 26, 2004, we obtained financing in the amount of $11,300,000. The loan requires interest only payments at an annual rate of 5.09% and matures August 2009.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Wrangler Company, will lease 100% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate	Per Square
	GLA Leased	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	Annum ($)	Beginning	To

Wrangler Company	316,800	4.75	11/93	11/13

For federal income tax purposes, the depreciable basis in this property will be approximately $13,858,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Gateway Plaza Shopping Center, Southlake, Texas

On July 21, 2004, we purchased an existing shopping center known as Gateway Plaza Shopping Center, containing 358,193 gross leasable square feet. The center is located on State Highway 114 and Southlake Boulevard, in Southlake, Texas.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $33,025,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $92 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Kohl's, leases more than 10% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Kohl's	87,423	24	5.74	09/00	01/21

For federal income tax purposes, the depreciable basis in this property will be approximately $24,769,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Gateway Plaza Shopping Center was built in 2000. As of July 1, 2004, this property was 93% occupied, with a total 334,132 square feet leased to 26 tenants. The following table sets forth certain information with respect to those leases:

	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Cool Cuts for Kids	1,194	09/05	28,656	24.00
Old Navy	25,000	09/05	225,000	9.00
Mattress Firm	4,008	09/05	88,176	22.00
Rack Room	7,996	09/05	147,926	18.50
Dress Barn	8,127	10/05	142,223	17.50
Carpet Mills of America	3,493	11/05	76,846	22.00
Baker Brothers	3,000	12/05	75,000	25.00
Calico Corners	5,278	12/05	126,672	24.00
Chipotle Mexican Grill	2,432	12/05	59,025	24.27
Fitness Headquarters	2,500	01/06	57,500	23.00
Home Theater Store	6,100	02/08	152,500	25.00
Dami Japanese	4,253	11/08	114,831	27.00
Bassett Furniture	10,202	09/09	98,143	9.62
Michaels	23,428	02/10	257,708	11.00
T.J. Maxx	30,600	09/10	267,750	8.75
Ultra Cosmetics & Salon	11,250	10/10	202,500	18.00
Thomasville Home Furniture	18,615	12/10	252,792	13.58
Bed Bath & Beyond	30,000	01/11	330,000	11.00
Anamia's Retail	5,058	02/11	126,450	25.00
Aaron Brothers Art & Frame	6,500	02/11	143,000	22.00
Starbucks	1,830	03/11	54,900	30.00
Pearle Vision	3,027	10/12	71,437	23.60
Zales	3,587	11/13	60,979	17.00
OfficeMax	23,801	01/16	261,335	10.98
Bank of America	5,430	12/20	190,000	34.99
Kohl's	87,423	01/21	502,187	5.74

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Wal-Mart Supercenter, Blytheville, Arkansas

On July 21, 2004, we purchased an existing retail store known as Wal-Mart Supercenter, containing 183,211 gross leasable square feet. The store is located at 3700 Highway 18, in Blytheville, Arkansas.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $12,935,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $71 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Wal-Mart Supercenter, leases 100% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate	Per Square
	GLA Leased	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	Annum ($)	Beginning	To

Wal-Mart Supercenter	183,211	4.93	04/99	04/19

For federal income tax purposes, the depreciable basis in this property will be approximately $9,701,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Gateway Village, Annapolis, Maryland

On July 21, 2004, we entered into a joint venture agreement with the current owners of an existing shopping center known as Gateway Village, containing 273,904 gross leasable square feet. The center is located at Housley Road and Defense Highway in Annapolis, Maryland.

We entered into a joint venture agreement with the current owners of this property who are unaffiliated third parties. We made a capital contribution in the amount of $49,513,455 to this joint venture and received an equity interest representing majority ownership and operating control of this joint venture.

We made our capital contribution to the joint venture with our own funds. On July 21, 2004, we obtained financing in the form of two loans totaling $31,458,000. The first loan requires interest only payments on $27,233,000 at an annual rate of the three month LIBOR Rate and 113 basis points and matures July 2009. The second loan requires interest only payments on $4,225,000 at an annual interest rate of the three month LIBOR Rate and 200 basis points and matures August 2005. Through additional joint ventures, the joint venture partners may acquire additional properties, which would be managed by our joint venture partner.

Three tenants, Safeway, Burlington Coat Factory and Best Buy, each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Safeway	53,000	19	10.00	06/02	06/22

Burlington Coat Factory	68,400	25	6.29	03/99	02/09

Best Buy	58,000	21	17.00	04/96	04/11

For federal income tax purposes, the depreciable basis in this property will be approximately $37,135,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Gateway Village was built in 1996. As of July 1, 2004, this property was 99% occupied, with a total 270,704 square feet leased to 15 tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Rugged Wearhouse	9,981	03/05	129,753	13.00
Big Screen Store	3,525	10/05	88,125	25.00
Regional Acceptance Corp	2,000	02/06	40,318	20.16
Career Partners	1,600	02/06	35,646	22.28
Chesapeake Open MRI	3,000	04/06	70,020	23.34
Annapolis Hair	6,400	03/07	92,383	14.43
Standard Carpet	3,975	08/07	109,979	27.67
Beneficial Maryland	3,323	05/08	63,137	19.00
Burlington Coat Factory	68,400	02/09	430,543	6.29
US Army	2,993	04/09	58,940	19.69
Best Buy	58,000	04/11	986,000	17.00
Staples	24,491	08/11	404,101	16.50
Sakura	4,600	12/11	82,800	18.00
PetSmart	25,416	01/12	419,364	16.50
Safeway	53,000	06/22	530,000	10.00

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Towson Circle, Towson, Maryland

On July 21, 2004, we entered into a joint venture agreement with the current owners of an existing shopping center known as Towson Circle, containing 116,954 gross leasable square feet of which 8,838 is a ground lease. The center is located at York, Dulaney Valley and Joppa Roads, in Towson, Maryland.

We entered into a joint venture agreement with the current owners of this property, who are unaffiliated third parties. We made a capital contribution in the amount of $28,450,000 to this joint venture and received an equity interest representing majority ownership and operating control of this joint venture.

We made our capital contribution to the joint venture with our own funds. On July 21, 2004, we obtained financing in the form of two loans totaling $19,197,500. The first loan requires interest only payments on $15,647,500 at an annual rate of 5.10% and matures July 2009. The second loan requires interest only payments on $3,550,000 at an annual rate of 3.60% for the first ninety days and thereafter at the three month LIBOR Rate and 200 basis points. The loan matures August 2005. Through additional joint ventures, the joint venture partners may acquire additional properties, which would be managed by our joint venture partner.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Four tenants, Barnes & Noble, Trader Joe's East, Bally Total Fitness and Pier 1, each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Barnes & Noble	31,222	29	20.42	11/98	11/13

Trader Joe's East	11,875	11	28.63	07/00	09/10

Bally Total Fitness	21,713	20	21.00	12/99	12/14

Pier 1 Imports	12,252	11	19.62	12/98	02/09

For federal income tax purposes, the depreciable basis in this property will be approximately $21,338,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Towson Circle was built in 1998. As of July 1, 2004, this property was 91% occupied, with a total 106,221 square feet leased to 12 tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Storehouse, Inc.	6,345	09/04	159,260	25.10
Mattress Discounters	2,518	05/05	62,950	25.00
T-Mobile	1,996	09/05	52,739	26.42
Hollywood Tanning System	2,087	09/07	58,728	28.14
Sprint PCS	3,128	11/08	86,250	27.57
Pier 1 Imports	12,252	02/09	240,350	19.62
Trader Joe's East	11,875	09/10	340,000	28.63
Country Curtains	4,000	09/10	80,000	20.00
Barnes & Noble	31,222	11/13	637,553	20.42
Bally Total Fitness	21,713	12/14	455,970	21.00
ATM Machines	247	04/15	5,400	21.86
Bahama Breeze Restaurant (Ground Lease)	8,838	10/18	238,336	N/A

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Item 7. Financial Statements and Exhibits

  Financial Statements

To be subsequently filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By: /s/ Lori J. Foust

Name: Lori J. Foust
Title: Principal Accounting Officer
Date: July 29, 2004